Supplement to the
Fidelity® Focused High Income Fund
June 29, 2021
Summary Prospectus

Effective January 3, 2022, the following information supplements similar information for Fidelity® Focused High Income Fund found in the “Fund Summary” section under the heading “Portfolio Manager(s)” heading.

Benjamin Harrison (co-manager) has managed the fund since January 2022.

FFH-SUM-21-01 1.9886599.102	December 17, 2021